UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No._)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14A-12

GAXOS.AI INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Gaxos.ai Inc. 101 Eisenhower Parkway Suite 300, Roseland, NJ, 07068

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on February 28, 2024

Dear Stockholders of Gaxos.ai Inc.:

You are invited to attend a special meeting (the “Special Meeting”) of stockholders of Gaxos.ai Inc., a Delaware corporation (“Gaxos,” “we,” “us,” “our,” or the “Company”), to be held on February 28, 2024 at 11:00 a.m. Eastern Time at our offices, located at 101 Eisenhower Parkway Suite 300, Roseland, NJ, 07068 for the following purposes:

1.      To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our certificate of incorporation to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-20, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our certificate of incorporation and before February 28, 2025 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.      To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 the (the “Auditor Proposal”); and

3.      To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal if there are not sufficient votes to approve such proposal (the “Adjournment Proposal”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, THE AUDITOR PROPOSAL AND THE ADJOURNMENT PROPOSAL.

The record date for the Special Meeting is January 12, 2024. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Special Meeting to our stockholders. Registration and seating will begin at 10:00 a.m. Shares of common stock can be voted at the Special Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. If you do not plan on attending the Special Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided.

You are cordially invited to participate in the Special Meeting. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the Special Meeting. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone as promptly as possible to ensure your shares will be represented at the Meeting.

Roseland, New Jersey	By order of the Board of Directors,
January 23, 2024	/s/ Vadim Mats
Vadim Mats
Chairman of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SPECIAL MEETING

The Board of Directors of Gaxos.ai Inc., a Delaware corporation (“Gaxos,” “we,” “us,” “our,” or the “Company”), to be held on February 28, 2024 at 11:00 a.m. Eastern Time at our offices, located at 101 Eisenhower Parkway Suite 300, Roseland, NJ, 07068, including at any adjournments or postponements of the Special Meeting.

Our Board of Directors is asking you to vote your shares by completing, signing and returning the accompanying proxy card via mail or fax or vote over the Internet. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the Special Meeting, the enclosed proxy card on or about January 23, 2024 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Special Meeting.

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT,
THE SPECIAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card via mail or fax or vote over the Internet.

We intend to begin mailing this proxy statement, the attached notice of Special Meeting and the enclosed proxy card, on or about January 23, 2024 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on the Record Date are entitled to vote at the Special Meeting.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Special Meeting?

The Meeting will be held on February 28, 2024 at 11:00 a.m. Eastern Time at our offices, located at 101 Eisenhower Parkway Suite 300, Roseland, NJ, 07068.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on January 12, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 11,860,417 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, West Coast Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What proposals will be submitted to the stockholders for a vote?

There are three matters scheduled for a vote:

1.      To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our certificate of incorporation to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-20, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our certificate of incorporation and before February 28, 2025 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.      To ratify the appointment of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.      To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the Reverse Stock Split Proposal if there are not sufficient votes to approve such proposal.

Why is the Reverse Stock Split Proposal important?

The primary goal of the reverse stock split, if implemented, is to increase the price per share of our common stock to regain compliance with The Nasdaq Capital Market’s continued listing requirements relating to maintaining a minimum bid price of $1.00 per share.

On July 10, 2023, the Nasdaq Listing Qualifications Staff (the “Staff”) notified the Company that the bid price of its listed security had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until January 8, 2024, to regain compliance with Listing Rule 5550(a)(2).

On January 9, 2024, the Staff notified the Company that it has not regained compliance with Listing Rule 5550(a)(2) and is not eligible for a second 180 day period because the Company does not comply with the minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market (the “Delisting Determination”). Further, unless the Company requests an appeal of the Delisting Determination to a Hearings Panel (the “Panel”), the Company’s securities will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on January 18, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company intends to submit a hearing request prior to this date which will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The Company intends to submit a plan that includes a discussion of the events that it believes will enable it to regain compliance in this time frame and a commitment to effect a reverse stock split, if necessary. The Board believes it is in the best interest of the Company and our stockholders to maintain the listing of our common stock on The Nasdaq Capital Market. For more information on the reasons for the Reverse Stock Split Proposal and its general effect, if implemented, please refer to the section of this proxy statement entitled “PROPOSAL NO. 1 THE REVERSE STOCK SPLIT PROPOSAL.”

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

•        “FOR” the Reverse Stock Split Proposal;

•        “FOR” the Auditor Proposal; and

•        “FOR” the Adjournment Proposal.

How do I vote?

If you are a stockholder of record, you may vote in one of the following ways:

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail the enclosed proxy card;

3.      Vote by fax.    Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.      Vote in person.    Attend and vote at the Special Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have four methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail your vote instruction form;

3.      Vote by fax.    Mark, date, sign and promptly fax the enclosed proxy card to the fax number on your vote instruction form; or

4.      Vote in person.    Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Special Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

What happens if I do not vote?

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record and do not vote by completing your proxy card, or by telephone, through the Internet, or by attending the Special Meeting and voting during the Special Meeting, your shares will not be voted.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries, even though we are a Nasdaq-listed company. If you do not provide voting instructions, your shares will not be voted on any proposal considered a “non-routine” matter because brokers, banks and other agents lack discretionary authority to vote uninstructed shares on non-routine matters. The absence of a vote on non-routine matters is called a “broker non-vote.” On the other hand, brokers, banks and other nominees may use their discretion to vote uninstructed shares on matters consider to be “routine.”

We expect the Reverse Stock Split Proposal, the Auditor Proposal and the Adjournment Proposal to be considered “routine” matters under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will have discretionary voting authority to vote your shares on the Reverse Stock Split Proposal, the Auditor Proposal and the Adjournment Proposal even if that organization does not receive voting instructions from you. However, certain organizations may elect not to vote shares without an instruction from the beneficial holder even if they have discretionary authority to do so. So, if you are a beneficial holder, please follow the instructions provided by your broker, bank or other nominee to instruct the organization as to how you wish to vote your shares.

May I revoke a previously submitted proxy or otherwise change my vote?

Yes. You may revoke your proxy or change your vote as described below.

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Special Meeting by:

•        giving written notice that you are revoking your proxy to the Company, at 101 Eisenhower Parkway Suite 300, Roseland, NJ, 07068 (such revocation must be received before the Special Meeting);

•        delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Special Meeting); or

•        attending and voting at the Special Meeting (note, simply attending the Special Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Special Meeting and, in the case of internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on February 27, 2024.

Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions.

What if I return a signed proxy card or otherwise submit a valid proxy but do not make specific voting choices?

If you are a stockholder of record and submit a proxy without making any voting selections, your shares will be voted “FOR” each of the proposals described in this proxy statement in accordance with the recommendations of the Board.

If you are a beneficial owner, please see the discussion above regarding uninstructed shares under the heading “What happens if I do not vote?”.

What if I have questions about my shares or need to change my mailing address?

If you are a stockholder of record and have questions about your shares or need to change your mailing address, you may contact our transfer agent, West Coast Stock Transfer, Inc., by telephone at (619) 664-4780, through its website at www.westcoaststocktransfer.com, or by U.S. mail at 721 N. Vulcan Ave. First Floor, Encinitas, CA 92024.

If you are a beneficial owner, please contact the broker, bank or other nominee holding your shares.

What is the quorum requirement for the Meeting?

A quorum of stockholders is necessary to hold the Special Meeting. A quorum will be present if one-third of the outstanding shares of our common stock entitled to vote on the record date are present in person or represented by proxy at the Meeting. On the record date, there were 11,860,417 shares of our common stock outstanding and entitled to vote. Thus, at least 33 and 1/3% of those shares must be present or represented by proxy at the Meeting in order for there to be a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

If a quorum is not present at the time appointed for the Special Meeting or within a reasonable time thereafter as the stockholders may determine, the stockholders present or represented at the Special Meeting may adjourn the Special Meeting to another time and place.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Special Meeting. The inspector of election will determine whether a quorum is present and will tabulate votes cast for each proposal by proxy and at the Special Meeting.

How many votes are required to approve each proposal?

Approval of each of the Reverse Stock Split Proposal, the Auditor Proposal, and the Adjournment Proposal requires that a quorum is present at the Special Meeting and a majority of the votes cast on the proposal are cast affirmatively. In other words, to be approved, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but are not considered to be votes cast on any proposal and, therefore, broker non-votes and abstentions will have no effect on the outcome of the Reverse Stock Split Proposal, the Auditor Proposal, or the Adjournment Proposal. Broker non-votes are not expected on either of the proposals because each proposal is expected to be considered a “routine” matter.

What does it mean if I receive more than one proxy card?

If you receive more than one set of proxy materials or more than one proxy card or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards and/or voting instruction forms you receive to ensure that all of your shares are voted.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights on any of the matters being submitted to stockholders at the Special Meeting.

Can I access this proxy statement on the Internet?

Yes, this proxy statement is available on our website at www.nftgco.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to you, and also gives you an electronic link to the proxy voting site.

Stockholders of Record:    You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.westcoaststocktransfer.com/shareholders/ and following the enrollment instructions.

Beneficial Owners:    You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other nominee regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Our directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) that we expect to file within four business days after the Special Meeting.

PROPOSAL NO. 1

THE REVERSE STOCK SPLIT PROPOSAL

General

Our Board is recommending that our stockholders approve an amendment to our certificate of incorporation, as amended, to effect a reverse split of the issued shares of our common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-20, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by the Board in its discretion, and to be effected, if at all, in the sole discretion of the Board at any time after stockholder approval of the amendment and before February 28, 2025 without further approval or authorization of our stockholders. If our stockholders approve this proposal, the Board will have authority to give effect to the reverse stock split. However, notwithstanding stockholder approval of this proposal, the Board may elect not to proceed with the reverse stock split if, at any time the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. By voting in favor of this proposal, you are expressly also authorizing the Board to determine not to proceed with the reverse stock split in its sole discretion.

If the reverse stock split is implemented, at the effective time of the reverse split, the issued shares of our common stock immediately prior to the effective time will be combined and reclassified into a smaller number of shares such that, except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will own one new share of our common stock for every 2 to 20 shares of common stock owned by such stockholder immediately prior to the effective time of the reverse split, depending on the exact ratio approved by the Board.

A copy of the proposed form of certificate of amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our primary reason for recommending the reverse stock split is based on our belief that the reverse stock split will be necessary to increase the bid price of our common stock to avoid being delisted from The Nasdaq Capital Market. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the trading symbol “GXAI.” To maintain our listing, we must comply with the continued listing requirements of The Nasdaq Capital Market, which include a minimum bid price requirement of $1.00 per share.

On July 10, 2023, the Nasdaq Listing Qualifications Staff (the “Staff”) notified the Company that the bid price of its listed security had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until January 8, 2024, to regain compliance with Listing Rule 5550(a)(2).

On January 9, 2024, the Staff notified the Company that it has not regained compliance with Listing Rule 5550(a)(2) and is not eligible for a second 180 day period because the Company does not comply with the minimum stockholders’ equity initial listing requirement for The Nasdaq Capital Market (the “Delisting Determination”). Further, unless the Company requests an appeal of the Delisting Determination to a Hearings Panel (the “Panel”), the Company’s securities will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on January 18, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

A timely request for a hearing will ordinarily stay Nasdaq’s suspension and delisting action pending the issuance of a written panel decision. However, there would be no assurance that, if we appeal the Delisting Determination, such appeal would be successful. The Company intends to submit a hearing request prior to this date which will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The Company intends to submit a plan that includes a discussion of the events that it believes will enable it to regain compliance in this time frame and a commitment to effect a reverse stock split, if necessary. The Board believes it is in the best interest of the Company and our stockholders to maintain the listing of our common stock on The Nasdaq Capital Market.

The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our common stock from The Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity and market price of our common stock because alternatives, such as the OTCQB and the Pink markets operated by the OTC Markets Group Inc., are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on such markets. Many investors likely would not buy or sell our common stock due to difficulty in accessing the OTCQB or Pink markets, policies preventing them from trading in securities not listed on a national securities exchange, or other reasons. Delisting of our common stock from The Nasdaq Capital Market could also cause a loss of confidence of existing or potential industry partners, clients, lenders, and employees, which could further harm our business and our future prospects. The Board believes that the reverse stock split is a potentially effective means for us to regain compliance with the Minimum Bid Price Requirement by producing the immediate effect of increasing the per share bid price of our common stock to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market.

In addition, the reverse stock split may make our common stock a more attractive and cost-effective investment to a broader range of investors, which in turn could improve the marketability and liquidity of our common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share bid price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the bid price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended or expected benefits described above, that the bid price of our common stock will increase following the reverse stock split, that as a result of the reverse stock split we will be able to satisfy the Minimum Bid Price Requirement, or that the bid price of our common stock will not decrease in the future. Additionally, we cannot assure you that the bid price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split, and a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Effects of the Reverse Stock Split

Generally

Based on 11,860,417 shares of our common stock issued as of the record date for the Meeting, immediately following the reverse stock split, if implemented (without giving effect to rounding for fractional shares):

•        assuming a 1-for-2 reverse split ratio, we would have approximately 5,930,209 shares of common stock issued;

•        assuming a 1-for-10 reverse split ratio, we would have approximately 1,186,042 shares of common stock issued, which; and

•        assuming a 1-for-20 reverse split ratio, we would have approximately 593,021 shares of common stock issued.

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the reverse stock split is effected, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below under “Procedure for Implementing the Reverse Stock Split — Holders of Certificated Shares of Common Stock.”

Our common stock is currently registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the current and periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “GXAI” immediately following the reverse stock split, although it is likely that Nasdaq would temporarily add the letter “D” to the end of the trading symbol to indicate that the reverse stock split occurred.

Effect on Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of our common stock. Because the number of issued shares of our common stock will decrease if the reverse stock split is effected, the number of shares of our common stock remaining available for issuance will increase. Currently, the number of authorized shares of our common stock is 50,000,000. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that the Board determines to be in our best interests.

By increasing the number of authorized but unissued shares of our common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Par Value of our Common Stock

The reverse stock split will not affect the per share par value of our common stock, which will remain at $0.0001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock, if any. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities, if any, will be proportionately adjusted based on the reverse stock split ratio approved by the Board, subject to our treatment of fractional shares.

Effect on Authorized Shares and Par Value of our Preferred Stock

The reverse stock split will not affect the authorized number or per share par value of our preferred stock, which will remain at 5,000,000 and $0.0001, respectively. We currently do not have any series of preferred stock outstanding.

Effect on our Equity Incentive Plans and Outstanding Awards

Pursuant to the terms of our 2022 Omnibus Equity Incentive Plan (the “2022 Plan”) the number of shares of common stock issuable upon exercise or vesting of all then outstanding stock options, restricted stock units (“RSUs”), and other equity awards will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded down to the nearest whole share. The number of shares then reserved for issuance under the Plans will also be reduced proportionately based upon the reverse stock split ratio approved by the Board. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the reverse stock split ratio approved by the Board such that upon an exercise, the aggregate exercise price payable by the option holder to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the reverse stock split, subject to the terms of such securities.

The following table contains approximate information, based on share information as of January 12, 2024, relating to our common stock based on potential reverse stock split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized for Issuance	Number of Shares of Common Stock Issued	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	50,000,000	11,860,417	2,500,000	35,639,583
Post-Reverse Stock Split 1-for-2	25,00,000	5,930,209	1,250,000	17,819,791
Post-Reverse Stock Split 1-for-10	5,000,000	1,186,042	250,000	3,563,958
Post-Reverse Stock Split 1-for-20	2,500,000	593,021	125,000	1,781,979

____________

(1)      The pre-reverse stock split number of shares of common stock reserved for future issuance is based on the following:

•        460,000 shares of common stock issuable upon the exercise of stock options outstanding at a weighted average exercise price of $4.15 per share; and

•        2,040,000 shares of common stock reserved for future grants of awards under the Plans.

Effect on our Outstanding Warrants

Currently, we have 1,686,747 shares of common stock issuable upon the exercise of stock warrants outstanding at a weighted average exercise price of $4.56 per share. The number of shares of common stock issuable upon exercise of all then outstanding stock warrants will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded down to the nearest whole share.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio approved by the Board will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our stockholders approve this proposal, and if the Board determines that it is in our best interest and the best interests of our stockholders to implement the reverse stock split, we will file the amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to effect the reverse stock split with the reverse stock split ratio approved by the Board. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the reverse stock split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Registered “Book-Entry” Holders of Common Stock

If the reverse stock split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to any take action to receive their shares of post-reverse stock split common stock (i.e., the exchange will be automatic).

Beneficial Owners

If the reverse stock split is effected, we intend to treat shares held by stockholders through a broker, bank, or other nominee in the same manner as shares held by stockholders of record. Brokers, banks, and other nominees will be instructed to effect the reverse stock split for beneficial owners holding our common stock in street name. However, these brokers, banks, and other nominees may have different procedures for processing the reverse stock split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact the brokers, banks, or other nominees holding their shares.

Accounting Matters

The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:

•        an individual citizen or resident of the United States;

•        a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Stockholders should consult their own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split to them, as well as the consequences to them arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain ‘significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share in lieu of a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the reverse stock split. The holding period for the common stock received as a result of the reverse stock split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis their shares by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the reverse stock split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of our common stock and/or securities exercisable for or convertible into shares of our common stock, which shares and securities would be subject to the same proportionate adjustment based on the reverse stock split ratio approved by the Board as all other issued shares of our common stock and securities exercisable for or convertible into shares of our common stock.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2024

The Board has appointed Salberg & Company, P.A. (“Salberg”) to serve as our independent registered public accounting firm for the year ending December 31, 2024. Salberg has acted as our principal accountant since 2023.

A representative of Salberg is expected to be present via telephone conference at the Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

On June 20, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of D. Brooks and Associates CPAs, P.A. (“D. Brooks”) as the Company’s independent registered public accounting firm effective June 20, 2023. The audit reports of D. Brooks on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On June 21, 2023, the Audit Committee appointed Salberg as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2023.

Shareholder ratification of the appointment of Salberg as the Company’s independent registered public accounting firm is not required by law. However, our Board is submitting the audit committee’s appointment of Salberg to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed by D. Brooks and Associates CPAs, P.A. in the last two fiscal years as described below:

	2022		2021
Audit Fees(1)		$28,538		$15,000
Audit Related Fees	$		$
Tax Fees	$		$
All Other Fees	$		$
Total		$28,538		$15,000

____________

(1)      Audit Fees are paid for professional services rendered for the audit of the Company’s annual consolidated financial statements and reviews of the Company’s unaudited condensed consolidated financial statements.

Pre-Approval Policies and Procedures

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our Board of Directors before the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent registered public accounting firm and believe that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

Board Recommendation

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

THE ADJOURNMENT PROPOSAL

General

In this proposal, we are asking our stockholders to authorize us to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal at the Meeting. If our stockholders approve this proposal, we could adjourn the Meeting without a vote on the Reverse Stock Split Proposal to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal.

If the Meeting is adjourned, notice need not be given of the adjourned meeting if the time, place, if any, thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting) are announced at the Meeting or displayed, during the time scheduled for the Meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication. However, if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Meeting. In addition, if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock and/or securities exercisable for or convertible into shares of our common stock.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date by (i) all named executive officers, (ii) all current directors (there are no director nominees), (iii) all current executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the outstanding shares of our common stock. Unless noted otherwise, the business address of each person listed below is 101 Eisenhower Parkway Suite 300, Roseland, NJ, 07068.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the 5% holders described below. The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of our common stock other than as shown below. Unless otherwise indicated below, we believe each person listed below has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Named Executive Officers and Directors:
Vadim Mats(2)	2,869,173	24.19%
Alex Kisin(3)	57,594	*
Steven Shorr(4)	25,000	*
Adam Holzer(5)	20,000	*
Scott Grayson(6)	20,000	*
All current directors and executive officers as a group (5 persons)	2,991,767	25.22%
5% Stockholders
Laidlaw & Company (UK) Ltd.(7)	1,185,000	9.99%

____________

*        Less than 1%

(1)      Percent of beneficial ownership is based on shares of common stock outstanding on the Record Date. Beneficial ownership information has been determined in accordance with Rule 13d-3 under the Exchange Act. The information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon vesting of RSUs or restricted stock or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage beneficial ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the table does not necessarily reflect the person’s actual voting power as of the date the information is provided, or any particular date.

(2)      Includes 200,000 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.

(3)      Includes 20,000 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.

(4)      Includes 25,000 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.

(5)      Includes 20,000 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.

(6)      Includes 20,000 shares of common stock subject to stock options that are exercisable within 60 days of the Record Date.

(7)      Laidlaw & Company (UK) Ltd. (“Laidlaw”) holds outstanding warrants to purchase an aggregate of up to 1,686,747 shares of common stock. Pursuant to the terms of the warrants, Laidlaw cannot exercise the warrants to the extent it would beneficially own, after any such exercise, more than 9.99% of the outstanding shares of common stock (the “Blocker”) and the percentage set forth above gives effect to the Blocker. The warrants were issued to Laidlaw as partial compensation for its services as sole book-running manager for the Company’s initial public offering. The business address of Laidlaw & Company (UK) Ltd. is 521 5th Avenue, 12th Floor, New York, NY 10175.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Gaxos stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

•        if you are a stockholder of record, direct your written request to our transfer agent, West Coast Stock Transfer, Inc., by telephone at (619) 664-4780, through its website at www.westcoaststocktransfer.com, or by U.S. mail at 721 N. Vulcan Ave. First Floor, Encinitas, CA 92024; or

•        if you are not a stockholder of record, notify your broker.

Gaxos will promptly deliver, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy was delivered by using the contact information provided above.

WHERE YOU CAN FIND MORE INFORMATION

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, and proxy statements and other information we file or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at www.nftgco.com as soon as reasonably practicable after we electronically file such reports with, or furnish them to, the SEC.

The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including our company.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by all properly executed proxies on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Appendix A
Proposed Form of Certificate of Amendment to Certificate of Incorporation

THIRD AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION
OF

GAXOS.AI INC.

Gaxos.ai Inc. (the “Corporation”), a corporation existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State as amended on November 4, 2022 and January 5, 2024 (the “Certificate of Incorporation”).

SECOND: The Certificate of Incorporation is hereby amended by revising Article FOURTH as follows:

Effective at 6:00 p.m. Eastern Time (the “Effective Time”) on the effective date of the certificate of amendment adding this Section G to Article FOURTH of the certificate of incorporation of the corporation (the “Effective Date”), every [            ] (            ), shares of Common Stock issued and outstanding or held by the corporation in treasury stock, in each case immediately prior to the Effective Time, shall automatically be combined and reclassified into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the corporation or the holder thereof (the “Reverse Split”); provided, however, that if the Reverse Split would result in the record account of any holder of Common Stock having a number of shares of Common Stock that is, in the aggregate, less than one (1) share (a “Fractional Share”), such holder shall be entitled to receive a whole share of Common Stock in lieu of a Fractional Share. The Reverse Split shall have no effect on the number of authorized shares of Common Stock, the number of authorized shares of Preferred Stock or the respective par values per share thereof, in each case as set forth in this Article FOURTH.

THIRD: This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Third Amendment to the Certificate of Incorporation to be executed this ___ day of _______ 202_.

GAXOS.AI INC.
By:	/s/ Vadim Mats
Vadim Mats
Chief Executive Officer

A-2

GAXOS.AI INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – FEBRUARY 28, 2024, AT 11:00 A.M., EASTERN TIME Please ensure you detach and retain this portion of the Proxy The undersigned stockholder of GAXOS.AI INC. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Vadim Mats, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2024 Special Meeting of Stockholders (the “2024 Special Meeting”) of the Company to be held on Wednesday, February 28, 2024, at 11:00 a.m. Eastern Time at our satellite office located at 101 Eisenhower Parkway, Suite 300, Roseland NJ 07068 and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposal, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting. This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the 2024 Special Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS Read our proxy statement before you vote by proxy. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 760-452-4423. INTERNET: https://westcoaststocktransfer.com/proxy-gxai/ |CONTROL NUMBER: IN PERSON: You may vote your shares in person by attending the 2024 Special Meeting. Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your “Control Number” printed above and then follow the instructions provided to appoint the Proxy and give him directions on how to vote your shares. If you appoint the Proxy by Internet, you need not return a proxy card. You will be appointing the Proxy to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxy by Internet through the end of the Special Meeting on February 28, 2024.

2024 SPECIAL MEETING OF THE STOCKHOLDERS OF GAXOS.AI INC. 2024 SPECIAL MEETING OF THE STOCKHOLDERS OF GAXOS.AI INC. CONTROL NUMBER: CONTROL NUMBER: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED 1 REVERSE STOCK SPLIT PROPOSAL FOR AGAINST ABSTAIN PROPOSAL 1 To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our certificate of incorporation to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-20, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our certificate of incorporation and before February 28, 2025 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); 2 APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM PROPOSAL FOR AGAINST ABSTAIN PROPOSAL 2 To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. MARK “X” HERE IF YOU PLAN TO PARTICIPATE IN THE MEETING: Our Board unanimously recommends that you vote “FOR” the reverse stock split (Proposal 1) and “FOR” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2). IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature Date Signature (Joint Owner) Date